UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

COLUMBIA FINANCIAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! COLUMBIA FINANCIAL, INC.2024 Annual Meeting Vote by June 5, 2024 11:59 PM ET. For shares held in a Plan, vote by May 31, 2024 11:59 PM ET.COLUMBIA FINANCIAL, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717V44282-P04277You invested in COLUMBIA FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 6, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* June 6, 2024 10:00 AM Local Timewww.virtualshareholdermeeting.com/CLBK2024*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors (Three-Year Terms) Nominees: 01) Noel R. Holland 02) Lucy Sorrentini 03) Robert Van DykBoard RecommendsFor2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024. 3. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.For ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V44283-P04277